Brown Shoe Company, Inc. Investor Update
Winter 2006

This document contains certain forward-looking statements and expectations regarding the Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the preliminary nature of estimates of the costs and benefits of the strategic earnings enhancement plan, which are subject to change as the
Company refines these estimates over time; (ii) intense competition within the footwear industry; (iii) rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (iv) customer concentration and increased consolidation in the retail industry; (v) the Company’s ability to successfully implement its strategic earnings enhancement plan; (vi) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the
Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) the Company's ability to attract and retain licensors and protect its intellectual property; (viii) the Company's ability to secure leases on favorable terms; (ix)
the Company's ability to maintain relationships with current suppliers; and (x) the uncertainties of pending litigation. The Company's reports to the Securities and Exchange
Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk Factors” in Item 1A of the Company’s
Annual Report for the year ended January 28, 2006 and as updated in the Company’s 10-
Q for the Quarter ended October 28, 2006, which information is incorporated by reference herein. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
- January 9, 2007
NOTE:
All per share data reflects the Company's 3-for-2 stock split, effective April 3, 2006.
Guidance was issued on November 21, 2006 and has not been updated.

Today’s Topics - NYSE: BWS
1) Brown Shoe At A Glance
2) Shaping Our Platform
3) Strategies for Long-Term
Growth
* Note: Guidance was issued on November 21, 2006 and has not been updated.

Brown Shoe At A Glance
Brown Shoe Today -- $
2.5 Billion in Sales Projected for 2006

Integrated wholesale-retail platform. Consumer-driven enterprise that builds brands and retail concepts while gaining market share
Department &
Specialty Stores
$650 million
Mass Merchandisers
$300 million
Specialty Retail
$250
million
975+ retail stores in the U.S.
$1.3 billion
38% Wholesale

*80 million pairs sourced

*2,000 retail customers

62% Retail

*Appx. 1,300 stores

*30 million pairs

*120 million consumers visit our stores/year

*9 e-commerce sites

*30+ million evisitors/year

Brown Shoe At A Glance
$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Clarks Companies
VCS Group
Steve Madden
Nike
Jimlar Corp
H H Brown
Kenneth Cole Productions
Liz Claiborne

* Reflects NPD Group Reported POS Dollar Volume. 12 Months
ending October 2006.

Our Rank among Wholesalers
Women’s Fashion Footwear Sales in U.S.
Department Stores*
Ranked by Parent Company
($ in millions)
0

6
7
Wal-Mart
Payless
Federated
Foot Locker
Famous Footwear
Kohl's
Nordstrom
JCPenney
Finish Line
Target
DSW
% Share of Dollars
* Source: Competitive Shares reported by NPD Consumer Panel
Survey, 12 Months ending October 2006.
Our Rank Among Top Footwear Retailers
Share of Footwear Sales by Retailer*

FASHION = $23.0B
ATHLETIC = $11.4B
Salon
Bridge
Impulse
Better
Comfort
Moderate
Junior
Mass

Review of BWS Financials
39 Weeks Ended
Consolidated Oct. 28, 2006 Oct. 29, 2005 % Chg.
Sales $1,831.7 $1,692.4 + 8.2%
Net Earnings
GAAP $52.1 $27.6 + 88.8%
Adjusted* $50.3 $42.9 + 17.2%
EPS
GAAP $1.80 $0.97 + 85.6%
Adjusted* $1.73 $1.51 + 14.6%
Gross Margin 39.1% 39.3%
Debt/Cap** 25.4% 39.0%
Cash Flow from
Operations $95.2 $81.9 + 16.2%
(all $’s in millions except EPS)
*See Appendix pg. 24 for reconciliation
**See Appendix pg. 23 for reconciliation

Review of BWS Financials
39 Weeks Ended
Oct. 28, 2006 Oct. 29, 2005 % Chg.
Famous Footwear
Sales $961.3 $903.0 + 6.5%
Operating Profit $67.4 $52.0 + 29.6%
Wholesale
Sales $686.3 $615.1 + 11.6%
Operating Profit* $53.2 $53.0 + 0.4%
Specialty Retail
Sales $184.1 $174.3 + 5.6%
Operating Profit ($3.4) ($16.0)** nm
*Includes $2.3 million in costs associated with the exit of the Bass license in 2006 and $0.6 million in expenses related to Naturalizer turnaround initiatives for YTD 2005
**Includes $7.6 million in expenses related to Naturalizer turnaround initiatives for YTD 2005
(all $’s in millions except EPS)

Fourth Quarter 2006 & Full Year Guidance
Fourth Quarter 2006 EPS:
GAAP $0.48 to $0.53
Adjusted $0.65 to $0.70
Full Year 2006 EPS:
GAAP $2.28 to $2.33
Adjusted* $2.38 to $2.43
*See Appendix pg. 25 for reconciliation

Shaping our Platform for Growth
Sales and Operating
Earnings
Improvement for
BWS (millions $)
6.4%
7.6% 7.9%
12.2%
11.2%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2002 2003 2004 2005 2006
YTD
Department Store
Market Share
Improvement at
Wholesale*
Operating Margin
Improvement at
Famous Footwear
4.2%
4.8%
5.4% 5.6%
7.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2002 2003 2004 2005 2006
YTD
0
500
1,000
1,500
2,000
2,500
2002 2003 2004 2005 2006E
0
20
40
60
80
100
120
Sales Operating
Earnings

Net sales increased from
$
1.84
$
2.29 billion in
2005

Operating earnings
increased from $
71
$
89 million in 2005

Operating margin
steadily improving at
Famous Footwear

Wholesale market
share in dept. stores
nearly doubled
*
Reflects NPD Group Reported POS Dollar Volume.
Year-to-Date October 2006.

Brown Shoe Vision:
Brown Shoe Company is THE leading
footwear marketer, winning loyal customers
with compelling brands

Brown Shoe Pillars
Enabling Strategies Growth Strategies
Talent and Leadership
Thoughtful Planning and Rigorous Execution
Systems and Processes Best Practices
Cross-Company Synergies (Vertical and Horizontal)
Operational
Excellence
Platform
Optimization
Portfolio
Optimization
Market
Intelligence
Brand
Power
Consumer
Driven
Model
Brown Shoe is THE leading footwear marketer
winning loyal customers with compelling brands
Partnership
Model
Partnership
Initiatives
Growth 2 Great

Brand Power

Building differentiated, market-leading brands driven by consumer preference

Wholesale
1. Developed Brown Brand Building Model
2. Developing premier product and design capabilities
3. Making investments in marketing, research and talent
4. Refining Consumer-Driven Model:
5. Embracing leading-edge analytics and tools
New York Design Studio
Supply Chain
Factory Base
Demand Planning Line Planning
Retail Performance

Brands targeting key consumer segments…
Sexy, eye-catching,
styles that she can
wear with
everything from
jeans to dresses
Segment Needs Style Profile
Balancer
Leader
Sophisticate
Explorer
Brown Shoe
Brands
16%
Buying Power
(% Total female
spend)
BWS Consumer
18%
14%
24%
Sophisticated,
youthful, trendsetting
style that
stands out
Twist on basics
instead of trends,
quality brands
with understated
indulgence
“Trusted basics”
that prioritize
comfort and
quality
Seeks expressive,
youthful brands.
Wants to experiment
with fashion at an
affordable price.
Shops the most and
seeks attainable
luxury. Is willing to
pay for high quality
and high style.
Seeks fresh classics
and high quality.
Looks for good value.
Likes trusted,
accessible brands.
Looks for quality and
a balance of comfort
and style.

Brand Power

Building differentiated, market-leading brands driven by consumer preference

Creating Differentiation is key

Technology/redefining service

Increasing
Prospects for
Profitability
11/29/96 11/29/97 11/29/98 11/29/99 11/29/00 11/29/01 11/29/02 11/29/03 11/29/04 11/29/05
Growth
Survival
Rebuild
Improving
Core
Competencies
• Reorganization of
Executive Team
• Focus on core
activities
• Secured financing
and stabilized
liquidity
• IMPACT
• Key management
changes
• 1st Naturalizer re-sizing
and reorganization
• Growing portfolio
• Bennett acquisition
• Earnings
Enhancement Plan
• Strategy development
• Good to Great disciplines
• Portfolio Management
• Focus on best brands
and market opportunities
• Consumer-Driven
Wholesale Model
• Integrated, efficient
business model
• Naturalizer turnaround
Total Return:
1 Year = 72.7%
3 Year = 101.0%
5 Year = 392.7%
10 Year = 364.2%
Positioning for Growth
11/29/06
Share Price
At 11/27/06

Appendix

Sales and EPS - 2001 to Estimated 2006*
Earnings Per Share
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2001 2002 2003 2004 2005 2006
* Note: Guidance was issued on November 21, 2006 and has not been updated.
Charges and recoveries included in net earnings and EPS for 2004, 2005 and estimated 2006, are listed in the
Reconciliation of Net Earnings to Adjusted Net Earnings in this Appendix.
Sales in Billions
Implement
Project
IMPACT
$2.38 -
$2.43*
Estimated Estimated
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2001 2002 2003 2004 2005 2006
$2.22
$1.70
$1.66 $1.64
-$0.20
$2.28 -
$2.33
$2.5 Billion
GAAP EPS
Adjusted EPS $1.45
$1.53

Distinct Wholesale Portfolio - Projected for 2006

Famous Footwear -- Sales by category
Based on 12 months ended January 2006
29%
21%
17%
9%
5%
4%
15%
29%
21%
17%
9%
5%
4%
15%
Women’s Women’s
Men’s Men’s
Kid’s Kid’s
Athletic
Athletic
Accessories
Athletic

Brown Shoe 2006 YTD Performance
Success Metrics
1) Comp-store sales for Year-to-Date were up 3.5%
and Operating Profit increased 29.6%
2) Wholesale sales Year-to-Date grew 11.6% and we
have seen proven success in the Consumer-
Driven Model with strong performances at
Naturalizer, which maintained its #1
position in
Department Stores, and LifeStride
3) While the Brown New York brands continue to
provide upside opportunities, we are taking steps
to transition them to the Brown Consumer-Driven
Model. We have also made changes in leadership,
design talent, and the sourcing model
2006 Priorities and Growth Drivers
1) Increased traction at Famous Footwear

Comp-store sales planned at 2%-3%
2) Potential of new Wholesale "
sell-through" business
model
3) Opportunities from better-grade brands
4) Specialty Retail improvement 4) Posted Q3 operating profit of $
1
million and
store-for-store sales growth of 6%
5) Year-to-Date sales increased 80% 5) Continued e-commerce growth

Strategic Earnings Enhancement Plan
Estimated ranges for costs and benefits were as follows:

In 2006, benefits related to the strategic initiatives are expected to be minor with after-tax implementation costs estimated at $
5
million;

In 2007, after-tax benefits are estimated to be $
10 million to $
12 million with
after-tax implementation costs estimated at $
16 million to $
18 million; and

Beginning in 2008, annual after-tax benefits are estimated to be $
17 million
to $
20 million.
Note: The above data, as provided in The Company’s November 21, 2006 Press Release for the
third quarter ended October 28, 2006, reflects then current estimates for costs and benefits related to the initiatives. We expect to refine this information in the upcoming quarters and provide updated guidance as appropriate.

Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)
Debt to Capital Ratio Oct-06 2005 2004 2003 2002 2001
Total Debt Obligations* 171 $ 200 $ 142 $ 120 $ 152 $ 216 $
Total Shareholders' Equity 500 434 391 350 292 253
Total Capital 671 $ 634 $ 533 $ 470 $ 444 $ 469 $
Debt to Capital Ratio** 25.4% 31.5% 26.6% 26.0% 34.0% 46.0%
* Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations.
** Total Debt Obligations divided by Total Capital

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
1st Nine Months 2006 v. 1st Nine Months 2005
After-tax $
Per diluted
share After-tax $
Per diluted
share
Net earnings $52,129 $1.80 $27,634 $0.97
Strategic initiatives costs 1,231 0.04
Insurance recoveries, net (4,432) (0.15)
Costs related to withdrawal
from Bass license 1,400 0.04
Charges related to closing
Naturalizer stores 5,027 0.18
Tax provision related to
repatriation of foreign earnings 9,564 0.34
Bridge loan fee associated with
Bennett acquisition 635 0.02
Adjusted net earnings $50,328 $1.73 $42,860 $1.51
Nine Months 2006* Nine Months 2005
*First nine months fiscal 2006 includes stock option expense of $0.11 per share with no related expense in the first nine months of fiscal 2005
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
2004 - 2006 Estimated**
Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
GAAP Results $ 66.2 - 67.7 $ 2.28 - 2.33 41.0 $ 1.45 $ 43.3 $ 1.53 $
Special Charges and Recoveries:
Strategic Initiatives Costs 5.2 0.18 - - - -
Incremental Bass Exit Costs 2.3 0.07 - - - -
Insurance Recoveries (4.4) (0.15) - - - -
Naturalizer Restructuring - - 9.2 0.33 - -
Tax Repatriation - - 12.0 0.42 - -
Bridge Loan Fee - - 0.6 0.02 - -
Bass Transition Costs - - - - 3.5 0.12
Bond Guarantee Charge - - - - 2.2 0.08
Tax Reserve Recovery - - - - (1.0) (0.04)
Environmental Litigation - - - - 0.4 0.01
Adjusted Earnings $ 69.3 - 70.8 $ 2.38 - 2.43 62.9 $ 2.22 $ 48.3 $ 1.70 $
2006 Estimated Range
Low - High 2005 2004
(in millions, except EPS data)
*
*Full-year fiscal 2006 includes stock option expense of $0.15 per share with no related expense in 2005.
** Note: Estimated Earnings Guidance was issued on November 21, 2006 and has not been updated.
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Brown Shoe Vision

*Partnership Model

    * Continue path towards being a world-class partner holistically in the industry: Vendor, Supplier, Customer, Consumer, Real Estate, Investor

* Operational Excellence

    * Disciplined approach to profitability enhancement, efficiency and effectiveness

* Portfolio Optimization

    * Financial and market orientation

    * Maximize returns and market space opportunities

* Brand Power

    * Leverage our unique branded assets

    * Delivering consumer-driven brands to the marketplace

Brand Power

* Building differentiated, market-leading brands driven by consumer preference
1. naturalzier [logo]
•Sell-through model; Fresh trend-right product
•Extended brand essence to new categories and consumer
touchpoints
•Tightly-targeted consumer communications
•Improved product delivered when she wants to buy
•Model to be leveraged across all BWS wholesale

Brand Power

* Building differentiated, market-leading brands driven by consumer preference
2. Brown New York
•Allows us to play in new zones reaching new consumers
•Strong emotional connection with consumer
•Fashion/Style Credibility/Talent
•Brand extension potential
•Brown New York Transition work:
Identifying the problems Competing in the Present Winning in the Future
DEVELOPING A
PERSPECTIVE
Investigating the issues
INSTALLING THE PLATFORM
Becoming More Profitable
CREATING TRANSFORMATION
Strategic Branding
•Consumer Research
•New Leadership
•Organization structure
•Real Estate Transition
•Talent issues
•Inefficient processes
•Supply Chain opportunities
•Merchandising and planning
•Marketing -
reengage consumer
•New Design Talent, improved Product
Development process
•Next Generation Branding
•Elevate product execution, impactful
stories
•Take advantage of Global Sourcing
capabilities
2006 2007 2008

Brand Power

* Building differentiated, market-leading brands driven by consumer preference
3.Dr. Scholl's [logo}
•High brand recognition and strong equity
•97% brand awareness driven by insole TV and print advertising
•Partnerships with Wal-Mart and Schering-Plough
•Extend asset into new categories and channels
•Growth through vertical model

Brand Power

*Building differentiated, market-leading brands driven by consumer preference
4. Direct-to-Consumer
•pure play
•Branded web sites and multi-channel opportunities
•Growth by winning in new and emerging markets
Online Footwear: Projected to
be over $
6B market by 2011* $
1.0
$
1.7
$
2.8
$
3.2
$
3.7
$
4.2
$
4.8
$
5.5
$
6.3
2003 2004 2005 2006 2007 2008 2009 2010 2011
$
Billions
*
Source: Forrester

Brand Power

*Building differentiated, market-leading brands driven by consumer preference
5. Famous Footwear [logo]

    *Creating Differentiation is key

    *Technology/redefining service